February 9, 2001


Acqua Wellington North American Equities Fund, Ltd.
C/o Fortis Fund Services Ltd.
Montague Sterling Centre
East Bay Street, P.O. Box SS-6238
Nassau, Bahamas


Dear Sirs:

         This letter sets forth the agreement ("Agreement") of Acqua Wellington North American Equities Fund, Ltd. (the "Purchaser") and IGEN International, Inc. (the "Company") regarding the purchase by the Purchaser from the Company of the Company's common stock (the "Common Stock") on the date hereof. The parties agree as follows:

1. This Agreement relates to the purchase by the Purchaser of 211,900 shares of the Company's Common Stock ("Shares") for an aggregate purchase price of $3,000,000, which purchase is being settled by the parties on February 12, 2001.

2. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware. The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue and sell the Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action. A copy of the duly executed resolutions of the Board of Directors of the Company is attached hereto as Exhibit "B". This Agreement has been duly executed and delivered on behalf of the Company by a duly authorized officer. A copy of a duly executed incumbency certificate of the Company's duly authorized officers is attached hereto as Exhibit "C". This Agreement constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.

3. The Shares to be issued under this Agreement have been duly authorized by all necessary corporate action and, when paid for and issued in accordance with the terms hereof, the Shares shall be validly issued and outstanding, fully paid and nonassessable, and the Purchaser shall be entitled to all rights accorded to a holder of Common Stock of the Company.

4. The Company represents and warrants that (a) the Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement on Form S-3, Commission File Number 333-53086 (the "Registration Statement"); and
         (b) the Company  shall  contemporaneously  with the  execution  of this

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         purchase   agreement   file  a   prospectus   supplement   ("Prospectus
         Supplement") to the Registration Statement in connection with this transaction. Copies of the Registration Statement as filed and declared effective by the Securities and Exchange Commission ("Commission"), and the Prospectus Supplement in the form proposed to be filed are annexed hereto as Exhibits "D" and "E", respectively.

5. The Company has taken or will take all action necessary on its part to list the Shares for trading on the NASDAQ system or any relevant market or system, if applicable.

6. The Company will continue to take all action necessary to continue to be registered under Sections 12(b) or 12(g) of the Securities Exchange Act of 1934 ("Exchange Act") and will continue the listing or trading of its Common Stock on the NASDAQ National Market or any relevant market or system, if applicable, and will comply in all material respects with the Company's reporting, listing (including, without limitation, the listing of the Shares purchased by the Purchaser) or other obligations under the rules of the NASDAQ National Market or any relevant market or system.

7. The Company has delivered or made available to the Purchaser true and complete copies of the filings filed by the Company under the Exchange Act with the Commission since September 30, 2000 (collectively, the "Commission Filings"). The Company has not provided to the Purchaser any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement. As of their respective dates, each of the Commission Filings complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents, and, as of their respective dates, none of the Commission Filings referred to above contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Filings comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

8. The Company will promptly notify the Purchaser of (a) any stop order or other suspension of the effectiveness of the Registration Statement and (b) the happening of any event as a result of which the prospectus included in the Registration Statement includes an untrue statement of a material fact or omits to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

9.            The  Purchaser is  a limited  liability  company  duly  organized, validly existing and in good standing under the laws of the Commonwealth of The Bahamas. The Purchaser has the requisite corporate authority to enter into and to perform this Agreement and to purchase the Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement by Purchaser and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Purchaser, its Board of Directors or stockholders is required. This


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         Agreement constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as may be limited by
         applicable   bankruptcy,   insolvency,   reorganization,    moratorium,
         liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application. Purchaser shall comply with all applicable federal securities laws, rules and regulations in connection with the sale of the Shares purchased by the Purchaser hereunder. The Purchaser shall confirm the
         accuracy  of  the   information   regarding   the   Purchaser  and  the
         distribution of the Shares as is disclosed in the Registration Statement, the Prospectus or any Prospectus Supplement. The Purchaser shall sell the Shares purchased hereunder in accordance with the Plan
         of  Distribution   described  in  the  Registration  Statement  or  the
         Prospectus or any applicable Prospectus Supplement.

10. The Company may not issue a press release or otherwise make a public statement or announcement with respect to the completion of the transaction contemplated hereby without the prior consent of the Purchaser, which will not be unreasonably withheld, conditioned or delayed. The parties agree that the form of press release attached hereto as Exhibit F is approved for release by the Company.

11. Each party will indemnify the other party as provided in Exhibit "A" attached hereto against liability with respect to the Registration Statement (including, without limitation, the Prospectus Supplement) relating to the Shares which are being sold by the Company to the Purchaser hereunder. For purposes of said Exhibit A, capitalized terms used therein without definition shall have the same meanings therein as are ascribed to said terms in this Agreement.

12. This Agreement and the legal relations between the parties hereto with respect to any purchase of Shares by the Purchaser hereunder shall be governed and construed in accordance with the substantive laws of the State of New York without giving effect to the conflicts of law principles thereunder.

13. This Agreement contains the entire understanding of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.



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

         Delivery of an executed copy of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed copy of this Agreement and shall be effective and enforceable as the original.

         Please execute a copy of this letter which, when executed by the Purchaser, will constitute an Agreement between the Company and the Purchaser.

                                     Very truly yours,

                                     IGEN INTERNATIONAL, INC.



                                     By:  /s/ Samuel J. Wohlstadter
                                          --------------------------
                                     Name:  Samuel J. Wohlstadter
                                     Title: Chairman and Chief Executive Officer

AGREED TO:

PURCHASER:

ACQUA WELLINGTON NORTH
AMERICAN EQUITIES FUND, LTD.


By:    /s/ Anthony L.M. Inder Rieden
       ----------------------------
Name:  Anthony L.M. Inder Rieden
Title: Director











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


                                   Exhibit 'A'

                            Terms of Indemnification

(a) INDEMNIFICATION BY THE COMPANY. The Company will indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any losses, claims, damages, liabilities, costs and expenses (including, without limitation, reasonable costs of defense and investigation and all attorneys' fees and expenses) to which the Purchaser and each person, if any, who controls the Purchaser may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of, or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained, or incorporated by reference, in the Registration Statement relating to Shares being sold to the Purchaser (including the prospectus dated January 10, 2001, the prospectus supplement dated February 12, 2001 (the "Prospectus Supplement") which are or will become a part of the Registration Statement), or any amendment or supplement to the Registration Statement, or (ii) the omission or alleged omission to state in that Registration Statement or any document incorporated by reference in the Registration Statement, a material fact required to be stated therein or necessary to make the statements therein not misleading (an "Indemnifiable Matter").

         The Company will reimburse the Purchaser and each such controlling person promptly upon demand for any legal or other costs or expenses reasonably incurred by the Purchaser or the controlling person in investigating, defending against, or preparing to defend against any claim relating to an Indemnifiable Matter, except that the Company will not be liable to the extent such claim, suit or proceeding which results in a loss, claim, damage, liability or expense arises out of, or is based upon, an untrue statement, alleged untrue statement, omission or alleged omission, included in any Prospectus Supplement or any amendment or supplement to the Prospectus Supplement in reliance upon, and in conformity with, written information furnished by the Purchaser to the Company for inclusion in the Prospectus Supplement.

(b) INDEMNIFICATION BY THE PURCHASER. The Purchaser will indemnify and hold harmless the Company, each of its directors and officers, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act from and against any losses, claims, damages, liabilities and expenses (including reasonable costs of defense and investigation and all attorneys' fees) to which the Company and each director, officer and person, if any, who controls the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus or Prospectus Supplement or any amendment or supplement to it or (ii) the omission or alleged omission to state in the Registration Statement or any Prospectus or Prospectus Supplement or any amendment or supplement to it a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, the untrue statement, alleged untrue statement, omission or alleged omission was made in reliance upon, and in conformity with, written information furnished by the Purchaser to the Company for inclusion in the Registration Statement, the Prospectus or Prospectus Supplement or any amendment or supplement thereto, and the Purchaser will reimburse the Company and each such director, officer or controlling person promptly upon demand for any legal or other costs or expense reasonably incurred by the Company or the other person in investigating, defending against, or preparing to defend against any such claim, action, suit or proceeding.

(c) INDEMNIFICATION PROCEDURES. Promptly after a person receives notice of a claim or the commencement of an action, suit or proceeding for which the person intends to seek indemnification under Paragraph (a) or
         (b), the person will notify the indemnifying party in writing of the claim or commencement of the action, suit or proceeding, but failure to notify the indemnifying party will not relieve the indemnifying party from liability under Paragraph (a) or (b), except to the extent the indemnifying party has been materially prejudiced by the failure to give notice. The indemnifying party will be entitled to participate in the defense of any claim, action, suit or proceeding as to which indemnification is being sought, and the indemnifying party may (but will not be required to) assume the defense against the claim, action, suit or proceeding with legal counsel chosen by the indemnifying party. After an indemnifying party notifies an indemnified party that the indemnifying party wishes to assume the defense of a claim, action, suit or proceeding the indemnifying party will not be liable for any legal or other expenses incurred by the indemnified party in connection with the defense against the claim, action, suit or proceeding, except that if, in the opinion of legal counsel to the indemnifying party, one or more of the indemnified parties should be separately represented in connection with a claim, action, suit or proceeding the indemnifying party will pay the fees and expenses of one separate counsel for the indemnified parties. Each indemnified party, as a condition precedent to receiving indemnification as provided in Paragraph (a) or (b), will cooperate in all reasonable respects with the indemnifying party in the defense of the claim, action, suit or proceeding as to which indemnification is sought. No indemnifying party will be liable for any settlement of any claim, action, suit or proceeding effected without its prior written consent. No indemnifying party will, without the prior written consent of the indemnified party, effect any settlement of a pending or threatened claim, action or proceeding with respect which an indemnified party is, or is informed that it may be, made a party and for which it would be entitled to indemnification, unless the settlement includes an unconditional release of the indemnified party from all liability and claims which are the subject matter of the pending or threatened action.

(d) CONTRIBUTION. If for any reason the indemnification provided for in this Agreement is not available to, or is not sufficient to hold harmless, an indemnified party in respect of any loss, claim, damage, liability, cost or expense referred to in Paragraph (a) or (b), each indemnifying party will, in lieu of indemnifying the indemnified party, contribute to the amount paid or payable by the indemnified party, contribute to the amount paid or payable by the indemnified party as a result of the loss, claim, damage, liability, cost or expense (i) in the proportion which is appropriate to reflect the relative benefits received by the indemnifying party, on the one hand, and by the indemnified party, on the other hand, from the sale of stock which is the subject of the claim, action, suit or proceeding which resulted in the loss, claim, liability, cost or expense or (ii) if that allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits of the sale of stock, but also the relative fault of the indemnifying party and the indemnified party with respect to the statements or omissions which are the subject of the claim, action, suit or proceeding that resulted in the loss, claim, damage, liability, cost or expense as well as any other relevant equitable considerations.